ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

This Assignment of Overriding Royalty Interest is made and entered into this  day of September, 2008, by and between PHOENIX ENERGY RESOURCE
COPORATION, a Nevada Corporation, whose address is 1001 Bayhill Drive, 2nd Floor, Suite 200, San Bruno, CA 94066, (hereinafter referred to as "Assignor") and MARK A. CORNELL, a married person, 706 Mount Olivet Road, Bowling Green, KY 42101, (hereinafter referred to as "Assignee").

WITNESSETH, NOWTHEREFORE, for and in consideration of the sum of TEN DOLLARS ($10.00) cash in hand paid, the receipt of which is hereby acknowledged and other good and valuable consideration, Phoenix Energy Resource Corporation and Assignors, do hereby grant, sale, transfer, and assign unto, Mark A. Cornell, Assignee, his heirs and assigns, a five (5%) percent overriding royalty interest in and to the following described oil and gas lease and the oil and gas wells, including any renewals, extensions and amendments thereof, as more particularly described as follows: SEE ATTACHED EXHIBIT A

This assignment of a five (5%) percent overriding royally interest is made subject to the terms and conditions of the aforementioned leases and the Assignor covenants to the Assignee, his heirs and assigns, that it is the lawful owner of the leases and/or assignments, and the rights and interests there under, and that it has good right and authority to sale, convey and assign the same.

TO HAVE AND TO HOLD unto said Assignee, his heirs and assigns, subject to the terms and conditions of the subject leases and assignments.

IN   TESTIMONY   WHEREOF,   the   Assignor,   Phoenix   Energy   Resource Corporation, has executed the foregoing assignment on the day and date first above written. ASSIGNOR: PHOENIX ENERGY RESOURCES CORPORATION

Rene Ronald SouUier, CEO

STATE OF COUNTY OF

SUBSCRIBE, SWORN TO AND ACKNOWLEDGE: Ronald SouUier, CEO of Phoenix Energy Resources Corporate by and on behalf of said corporation, on this the       ;2-»  le by. Rene 'Corporation, 2008.

NOTARf PUBLIC - STATE AT LARGE My Commission Expires: <h&^- ■?>
PREP.
fley Walto
LANPHEAR^fe WALTON, P.L.L.C. P.O. Box 128
Bowling Green, KY 42102-0128 (270) 843-5500.

EXHIBIT A

Being a five (5%) percent overriding royalty interest in the Oil and Gas Leases assigned to Phoenix Energy Resource Corporation, a Nevada corporation, from Mark A. Cornell and Barbara Cornell, husband and wife, by Assignment dated October 13, 2008 and recorded in Lease Book, Page, in the Allen County Clerk's Office, which leases are more fully described as follows:

An oil and gas lease from Randall Harper and Eugene Harper, to Mark A. Cornell dated February 25,2008 and recorded in Lease Book 50, Page 524, in the Allen County Clerk's Office. (Lessors' source deed is recorded in Deed Book 144, Page 344 containing 4.70 acres, more or less)

An oil and gas lease from Randall Harper and Eugene Harper, to Mark A. Cornell dated September 30,2008 and recorded in Lease Book 50, Page 572, in the Allen County Clerk's Office. (Lessors' source deed is recorded in Deed Book 143, Page 179 containing 72.5 acres, more or less)

An oil and gas lease from Ricky Cornwell, to Mark A. Cornell, a married person, dated April 14,2008 and recorded in Lease Book 50, Page 528, in the Allen County Clerk's Office. (Lessor's source deed is recorded in Deed Book 244, Page 393 containing 20 acres, more or less)

An oil and gas lease from Curtis Martin and Julie Steinheimer, to Mark A. Cornell, dated June 30,2008 and recorded in Lease Book 50, Page 545, in the Allen County Clerk's Office. (Lessors' source deed is recorded in Deed Book 238, Page 539 containing 83 acres, more or less)

An oil and gas lease from Curtis Martin to Mark A. Cornell dated June 30, 2008 and recorded in Lease Book 50, Page 547, in the Allen County Clerk's Office. (Lessor's source deed is recorded in Deed Book 232, Page 347 and Deed containing 45 acres, more or less)

Being a five (5%) percent overriding royalty interest in the Oil and Gas Leases assigned to Phoenix Energy Resource Corporation, a Nevada corporation, from Mark A. Cornell and Barbara Cornell, husband and wife, and John W. Robbins, an unmarried person, by Assignment dated October 1, 2008 and recorded in Lease Book, Page, in the Allen County Clerk's Office, which leases are more fully described as follows:

An oil and gas lease from John Means and Patty Means, husband and wife, to Mark A. Cornell and John W. Robbins, dated April 14,2008 and recorded in Lease Book 50, Page 526, in the Allen County Clerk's Office. (Lessors' source deed is recorded in Deed Book 145, Page 293 containing 130 acres, more or less)

An oil and gas lease from Babs Adams and Julie Steinheimer, to Mark A. Cornell and John W. Robbins, dated April 14,2008 and recorded in Lease Book 50, Page 530, hi the Allen County Clerk's Office. (Lessors' source deed is recorded hi Deed Book 238, Page 539 containing 83 acres, more or less)

An oil and gas lease from Babs Adams to Mark A. Cornell and John W. Robbins dated April 14,2008 and recorded hi Lease Book 50, Page 532, hi the Allen County Clerk's Office. (Lessor's source deed is recorded hi Deed Book 232, Page 347 containing 45 acres, more or less)